Exhibit 10.6

SIXTH AMENDMENT TO

CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Sixth Amendment”) dated as of January 5, 2016 is among GREEN PLAINS GRAIN COMPANY LLC, a Delaware limited liability company (including in its capacity as successor by merger to Green Plains Essex  Inc., an Iowa corporation) (“GPG”) and GREEN PLAINS GRAIN COMPANY TN LLC, a Delaware limited liability company (“TN”  and together with GPG, the “Borrower”),  the Lenders party thereto and BNP PARIBAS, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, Sole Bookrunner, the Syndication Agent, the Administrative Agent, the Collateral Agent, the Swing Line Lender and the Issuing Lender are parties to a Credit Agreement dated as of October 28, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, and the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Amendments.

Upon the occurrence of the Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:

(a)       The definition of “Macquarie Physical Repurchase Intercreditor Agreement”  is inserted into Section 1.1 of the Credit Agreement in its appropriate alphabetical place as follows:

““Macquarie Physical Repurchase Intercreditor Agreement”:  means that certain letter agreement dated as of December __, 2015 by and among the Collateral Agent, Macquarie Physical Commodities, LLC and the Borrower, on terms and conditions acceptable to the Administrative Agent and the Required Lenders in their sole discretion, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.”

(b)       The definition of “Repurchase Intercreditor Agreement”  is amended and restated in its entirety as follows:

““Repurchase Intercreditor Agreement”:  means (a) the Macquarie Repurchase Intercreditor Agreement, (b) the Macquarie Physical Repurchase Intercreditor Agreement and (c) any intercreditor agreement entered into with an Approved Repurchase Contract Counterparty pursuant to Section 8.1(f), in each case, on terms and conditions acceptable to the Administrative Agent and the Required Lenders in their sole discretion, as may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.”

(c)       Section 8.2(l) is amended and restated in its entirety as follows:

“(l)       Liens securing Indebtedness permitted under Section 8.1(f) only on (i) the Inventory subject to such commodity repurchase agreements or (ii) in the case of the Macquarie Repurchase Intercreditor Agreement or the Macquarie Physical Repurchase Intercreditor Agreement, the “Collateral” as defined therein, provided, that the holder of any such Lien shall have entered into a Repurchase Intercreditor Agreement.”

(d)       Schedule 1.0F is amended and restated in its entirety as set forth on Annex A hereto.

SECTION 2.   Effectiveness of Amendment.

This Sixth Amendment shall become effective on the date (the “Effective Date”) on which:

(a)       each of the Borrower, the Administrative Agent, the Swing Line Lender, the Issuing Lender and the Required Lenders shall have duly executed this Sixth Amendment;

(b)       each of the Borrower, the Collateral Agent and Macquarie Physical Commodities, LLC shall have duly executed and delivered the Macquarie Physical Repurchase Intercreditor Agreement, on terms and conditions satisfactory to the Administrative Agent and the Required Lenders in their sole discretion; and

(c)       the Borrower shall have delivered to the Administrative Agent such opinions of counsel and authorization and organizational documents, in each case as the Administrative Agent or the Lenders shall request.

SECTION 3.   Effect of Amendment; Ratification; Representations; etc.

(a)       On and after the Effective Date, this Sixth Amendment shall be a part of the Credit Agreement, all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed to refer to the Credit Agreement as amended by this Sixth Amendment, and the term “this Agreement”, and the words “hereof”,  “herein”,  “hereunder” and words of similar import, as used in the Credit Agreement, shall mean the Credit Agreement as amended hereby.

(b)       Except as expressly set forth herein, this Sixth Amendment shall not constitute an amendment, waiver or consent with respect to any provision of the Credit Agreement and the Credit Agreement is hereby ratified, approved and confirmed in all respects.

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(c)       In order to induce the Administrative Agent and the Lenders to enter into this Sixth Amendment, each Borrower represents and warrants to the Administrative Agent and the Lenders that before and after giving effect to the execution and delivery of this Sixth Amendment:

(i)        the representations and warranties of such Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which were true and correct on and as of such date; and

(ii)       no Default or Event of Default has occurred and is continuing.

(d)       Notwithstanding anything to the contrary contained in the Credit Agreement or in any other Loan Document, any Collateral or Loan Document which is or may be released (or terminated) upon termination of all Commitments (among other things) shall not be released until the Seasonal Line Commitments are also terminated and all Seasonal Line Loans shall have been repaid in full.

SECTION 4.   Miscellaneous.

Notwithstanding anything to the contrary contained in Section 8.21 of the Credit Agreement, in connection with the effectiveness of this Sixth Amendment, the Borrower shall not be required to deliver a fully completed Borrowing Base Report as of the effective date of the commodity repurchase agreement entered into between Macquarie Physical Commodities, LLC and the Borrower.

SECTION 5.   Counterparts.

This Sixth Amendment may be executed by one or more of the parties to this Sixth Amendment on any number of separate counterparts (including by facsimile or email transmission of signature pages hereto), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  A set of the copies of this Sixth Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 6.   Severability.

Any provision of this Sixth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.    GOVERNING LAW.

THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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SECTION 8.   WAIVERS OF JURY TRIAL.

EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SIXTH AMENDMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the day and year first above written.

GREEN PLAINS GRAIN COMPANY
LLC, as a Borrower

By:	Green Plains, Inc., its sole member

	By:	/s/ Phil Boggs
Name: Phil Boggs
Title: VP, Finance & Treasurer

GREEN PLAINS GRAIN COMPANY
TN LLC, as a Borrower

By:	Green Plains Grain Company LLC,
its sole member

	By:	/s/ Phil Boggs
Name: Phil Boggs
Title: VP, Finance & Treasurer

BNP PARIBAS, as Administrative Agent,
Swing Line Lender, Issuing Lender and a
Lender

By:	/s/ Bradley Dingwall
Name: Bradley Dingwall
Title: Director

By:	/s/ Deborah P. Whittle
Name: Deborah P. Whittle
Title: Director

BANK OF THE WEST, as a Lender

By:	/s/ Charles Greenway
Name: Charles Greenway
Title: Vice President

RABO AGRIFINANCE, INC., as a
Lender

By:	/s/ Gretchen Eberly‑White
Name: Gretchen Eberly‑White
Title: Regional Vice President

FARM CREDIT BANK OF TEXAS, as a
Lender

By:	/s/ Alan Robinson
Name: Alan Robinson
Title: Vice President

MACQUARIE BANK LIMITED, as a
Lender

By:	/s/ Patrick Murphy
Name: Patrick Murphy
Title: Division Director

By:	/s/ Kristen Adler
Name: Kristen Adler
Title: Associate Director

(Macquarie POA Ref: #938 dated 22
November 2012, signed in Sydney)

ING CAPITAL LLC, as a Lender

By:	/s/ Daniel W. Lamprecht
Name: Daniel W. Lamprecht
Title: Managing Director

By:	/s/ Bennett Whitehurst
Name: Bennett Whitehurst
Title: Vice President

ANNEX A TO SIXTH AMENDMENT

SCHEDULE 1.0F

Approved Repurchase Contract Counterparties

(a)	PNC†

(b)	Wells Fargo†

(c)	Macquarie Commodities (USA) Inc.†

(d)	BNP Paribas Securities Corp.†

(e)	KOCH†

(f)

Macquarie Physical Commodities, LLC and certain other Affiliates of Macquarie Physical Commodities, LLC, so long as the requirements  of Section 8.21 of the Credit Agreement have been satisfied with respect to each such Affiliate.†

(g)	Any other Approved Repurchase Contract Counterparties pre-approved by Agent and Required Lenders.